Business acquisitions and combinations (Tables)	12 Months Ended
Dec. 31, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Schedule of Identifiable Assets Acquired and Liabilities
The following table summarizes the final purchase price allocation with the fair value at the Control Date of the previously held equity interest in IANR, as well as the amounts recognized for the identifiable assets acquired and liabilities assumed on the Control Date:

(in millions)	March 1, 2025
Consideration
Fair value of previously held equity method investment (1)	$344
Recognized amounts of identifiable assets acquired and liabilities assumed (1)
Current assets	$10
Properties	426
Other non-current assets	10
Current liabilities	(20)
Deferred income tax liabilities	(90)
Other non-current liabilities	(23)
Total identifiable net assets (2)	$313
Goodwill (3)	$31
(1)As at the Control Date, the Company's fair value of the previously held equity interest in IANR and the related purchase price allocation was preliminary and subject to change over the measurement period, permitted to be up to one year from the Control Date. In the fourth quarter of 2025, based on updated information available to the Company, the fair value of net assets acquired was increased by $2 million to reflect changes to certain assets and liabilities which were insignificant, resulting in a decrease to Goodwill for the same amount. The Company’s fair value of the previously held equity interest in IANR and the purchase price allocation is now final.
(2)Includes operating lease right-of-use assets and liabilities. There were no identifiable intangible assets.
(3)The goodwill acquired through the business combination is mainly attributable to the premium of an established business operation. The goodwill is not deductible for tax purposes.